UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2018

Central Index Key Number of the issuing entity: 0001729832
Wells Fargo Commercial Mortgage Trust 2018-C43
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070
Barclays Bank PLC
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001722518
BSPRT Finance, LLC
Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC
Central Index Key Number of the sponsor: 0001592182
Rialto Mortgage Finance, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-23	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2018, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2018-C43 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2018 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Airport Business Center” on Exhibit B to the Pooling and Servicing Agreement (the “Airport Business Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Airport Business Center Whole Loan”) that includes the Airport Business Center Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Airport Business Center Whole Loan is to be serviced and administered (i) until the securitization of Note A-1 of the Airport Business Center Whole Loan (the “Airport Business Center Servicing Shift Control Note”), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Aiport Business Center Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On April 26, 2018, the Airport Business Servicing Shift Control Note was securitized pursuant to the BANK 2018-BNK11 securitization transaction. As of such date, the Airport Business Center Whole Loan, including the Airport Business Center Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of April 1, 2018 (the “BANK 2018-BANK11 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “Non-Serviced General Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer (in such capacity, the “Non-Serviced General Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and asset representations reviewer. The BANK 2018-BNK11 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the BANK 2018-BNK11 Pooling and Servicing Agreement applicable to the servicing of the Airport Business Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 28, 2018 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced General Master Servicer and the applicable primary servicer under the BANK 2018-BNK11 Pooling and Servicing Agreement will collectively be 0.00250% per annum (which will be paid in connection with such Non-Serviced General Master Servicer’s and primary servicer’s primary servicing obligations for the Airport Business Center Whole Loan).
•	Special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced General Special Servicer under the BANK 2018-BNK11 Pooling and Servicing Agreement with respect to the Airport Business Center Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the liquidation fee will accrue at a rate of 1.00% (or if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (a) 3.00% and (b) such lower rate as would result in an aggregate liquidation fee equal to $25,000), and (ii) in the case of each of the workout fee and the liquidation fee, such fees may be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to such special servicer. In addition, the special servicing fee under the BANK 2018-BNK11 Pooling and Servicing Agreement with respect to the Airport Business Center Whole Loan will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) such rate as would result in a special servicing fee equal to $3,500 for the related month (or $5,000 if the risk retention consultation party under the BANK 2018-BNK11 Pooling and Servicing Agreement is entitled to consult with the related Non-Serviced General Special Servicer, for so long as the Airport Business Center Whole Loan is a specially serviced loan during the occurrence and continuance of a consultation termination event under the BANK 2018-BNK11 Pooling and Servicing Agreement).

•	The powers and duties of the Non-Serviced Operating Advisor under the BANK 2018-BNK11 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of April 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Matthew Orrino
Name: Matthew Orrino
Title: Director

Dated: May 2, 2018

WFCM 2018-C43 – 8-K (Airport Business Center Servicing Shift)

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of April 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.